UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2020

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1630 Welton St., Floor 4, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2020, Akerna Corp (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The following sets forth the matters that were voted upon by the Company’s stockholders at the Special Meeting and the voting results for such matters. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 12, 2020 (the “Proxy Statement”). Each of the following matters was approved by the Company’s stockholders at the Special Meeting.

1.	The proposal to approve, as required by Rule 5635 of the Nasdaq Manual, the issuance of an amount of shares of Akerna common stock (the “Akerna Shares”) in connection with the Plan of Arrangement (the “Arrangement”) as contemplated by the Arrangement Agreement, dated as of December 18, 2019 (the “Agreement”) and the Plan of Arrangement attached thereto, by and among Akerna, Ample Organics Inc. (“Ample”), 2732805 Ontario Inc., a company existing under the laws of the Province of Ontario and wholly-owned subsidiary of Akerna (“Purchaser”) and John Prentice, in his capacity as shareholder representative:

For	Against	Abstentions	Broker Non-Votes
8,562,360	19,576	30,080	N/A

2.	The proposal to approve the Arrangement:

For	Against	Abstentions	Broker Non-Votes
8,561,631	19,513	30,872	N/A

3.	The proposal to approve the issuance of up to 800,000 shares of the Company’s common stock in connection with the option to acquire the remaining 19.6% of the issued and outstanding capital stock of Solo Sciences, Inc.:

For	Against	Abstentions	Broker Non-Votes
8,561,131	24,943	25,942	N/A

4.	The a proposal to approve an amendment to the Company’s 2019 Long Term Incentive Plan (the Plan”) to increase the number of shares reserved for issuance under the Plan by 525,000 shares, resulting in an aggregate of 1,565,038 shares reserved under the Plan:

For	Against	Abstentions	Broker Non-Votes
8,055,224	20,983	535,809	N/A

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Amended and Restated Akerna 2019 Long Term Incentive Plan dated as of June 26, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer
Dated: July 2, 2020

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